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POWERS OF ATTORNEY

	We, the undersigned directors and officers of Star Banc Corporation hereby appoint Jerry A. Grundhofer and F. Kristen Koepcke or either of them, our true and lawful attorneys and agents, to do any and all acts and things in our name and on our behalf in our capacities indicated below, which said attorneys and agents, or each of them, may deem necessary or advisable to enable said Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with a Registration Statement on Form S-8 to be filed in connection with the Corporation's Amended and Restated 1991 Stock Incentive Plan including, without limitation, power and authority to sign for us, or any of us, in our names in the capacities indicated below, any and all amendments to such Registration Statement, and we hereby ratify and confirm all that said attorneys and agents, or each of them, shall do or cause to be done by virtue hereof.

	Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed below by the following persons as of the 12th day of April, 1994 in the capacities indicated:

Signature


/s/ David M. Moffett          Executive Vice President and Chief Financial
David M. Moffett              Officer

/s/James R. Bridgeland, Jr.   Director
James R. Bridgeland, Jr.

/s/ Laurance L. Browning, Jr. Director
Laurance L. Browning, Jr.

/s/ Victoria B. Buyniski      Director
Victoria B. Buyniski

/s/ Samuel M. Cassidy         Director
Samuel M. Cassidy

/s/ Raymond R. Clark          Director
Raymond R. Clark

/s/ V. Anderson Coombe        Director
V. Anderson Coombe

/s/ John C. Dannemiller       Director
John C. Dannemiller

/s/ J.P. Hayden, Jr.          Director
J. P. Hayden, Jr.

/s/ Roger L. Howe             Director
Roger L. Howe

/s/ Thomas J. Klinedinst, Jr. Director
Thomas J. Klinedinst, Jr.

/s/ O'dell M. Owens           Director
O'dell M. Owens

/s/ Thomas E. Petry           Director
Thomas E. Petry

/s/ William C. Portman        Director
William C. Portman

/s/ Oliver W. Waddell         Director
Oliver W. Waddell

/s/ Bradley L. Warnemunde     Director
Bradley L. Warnemunde

EXHIBIT 24